UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 3, 2017

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2017, Extreme Networks, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Brocade Communication Systems, Inc., a Delaware corporation (“Brocade”), to purchase the data center switching, routing and analytics business (the “Business”) of Brocade and its subsidiaries. Upon the terms and subject to the conditions of the Purchase Agreement, the Company will acquire customers, employees, technology and other assets of the Business, as well as assume certain contracts and other liabilities of the Business, for an upfront closing cash payment equal to $23 million (inclusive of $13 million representing target working capital, which is subject to a post-closing true-up adjustment based on the finally determined amount of working capital), plus a deferred payment equal to $20 million to be paid in installments of $1 million per quarter for the next 20 full fiscal quarters of the Company following the closing date of the transaction (the “Closing,” and such date, the “Closing Date”) plus quarterly earnout payments equal to 50% of profits of the Business for the five-year period commencing at the end of the first full fiscal quarter of the Company following the Closing Date. Pursuant to certain ancillary agreements, Brocade will also provide the Company with access to certain technology related to the Business, as well as transition services for a period of time following the Closing. The acquisition will include the rights to have manufactured and sold Brocade’s current SLX based solutions product portfolio.

The Closing is subject to customary closing conditions, including, among other matters, (i) the absence of any law or governmental order prohibiting or preventing the consummation of the transactions contemplated by the Purchase Agreement, (ii) the accuracy of the representations and warranties and compliance with the covenants set forth in the Purchase Agreement, each in all material respects, and (iii) the absence of any material adverse effect on the Business.

The Purchase Agreement includes customary representations, warranties and covenants. Certain covenants require each of the parties to use reasonable best efforts to cause the Closing to be consummated. Subject to certain exceptions and limitations, each party has agreed to indemnify the other for breaches of representations, warranties, covenants and other specified matters.

The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made. Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person.

Either party may terminate the Purchase Agreement if the Closing has not occurred by December 29, 2017. The Purchase Agreement is subject to certain other customary provisions permitting termination by the parties. There is no financing condition to the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, to be attached as an exhibit to a subsequent report to be filed by the Company pursuant to the Exchange Act.

Item 1.02 Termination of a Material Definitive Agreement.

On October 3, 2017, the Company, LSI Corporation, a Delaware corporation (“LSI”), and Broadcom Corporation, a Delaware corporation (“Broadcom”), entered into a consent agreement (the “Consent Agreement”) whereby (i) the parties agreed to terminate that certain Asset Purchase Agreement, dated as of March 29, 2017, by and among LSI, the Company and, solely for the purposes set forth therein, Broadcom (the “Prior Asset Purchase Agreement”), and (ii) Broadcom consented to the execution of the Purchase Agreement, dated as of October 2, 2017, by and between Brocade and the Company. As consideration for this consent, the Company will pay Broadcom $25 million, to be paid upon consummation of the Purchase Agreement.

The Purchase Agreement contemplates the purchase of the Business directly from Brocade and does not impact the Company’s strategic partnership with Broadcom, which will continue uninterrupted.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Forward-Looking Statements

Certain statements in this communication that are not historical are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon management’s current beliefs and expectations and are subject to uncertainty and changes in circumstances and contain words such as: “believe,” “intended,” “expect,” and “anticipate” and include statements about expectations for future results. Examples of forward-looking statements include, among others, statements regarding closing conditions necessary for closing the transaction being satisfied. Such forward-looking statements are subject to risks, uncertainties, and other factors, including a downturn in the economy, the risk that the acquisition may not be completed, the risk that the Company may not realize the anticipated benefits of the acquisition, the risk that the Company may not retain customer relationships and other risks associated with the transaction, such as the ability to successfully integrate the acquired technologies or operations, the potential for unexpected liabilities, the Company’s ability to retain key employees, failure to meet closing terms and conditions for the transaction, the reaction to the transaction of customers, employees and counterparties, or difficulties related to the transition of services, as well as additional risks and uncertainties contained in the “Risk Factors” and forward-looking statements disclosure contained in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any or all of which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that future events, plans, or expectations contemplated by the Company will be achieved. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.

Item 7.01 Regulation FD Disclosure.

On October 3, 2017, the Company issued a press release announcing that they had entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Consent Agreement Re: Termination of Prior Asset Purchase Agreement – dated as of October 3, 2017, by and among LSI Corporation, Broadcom Corporation and Extreme Networks, Inc.

99.1	Press Release, dated October 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2017

EXTREME NETWORKS, INC.

/s/ Katy Motiey
Name: Katy Motiey
Title: Executive Vice President, Chief Administrative Officer – HR, General Counsel and Corporate Secretary